UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 10, 2017
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Perrigo Company plc
(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)
+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

As disclosed in the Press Release dated January 10, 2017, Perrigo Company plc ("the Company") changed its reporting segments to better align with the Company's organizational structure. The Company's new reporting segments will be:

•	Consumer Healthcare Americas, comprises the legacy U.S., Mexico and Canada consumer healthcare business (OTC, contract, infant formula and animal health categories).

•
Consumer Healthcare International, comprises the legacy Branded Consumer Healthcare segment and now includes our consumer focused businesses in the U.K, Australia and Israel, which were previously reported in the legacy Consumer Healthcare segment. This segment will also include our U.K. liquids licensed products business, which was previously reported in the Prescription Pharmaceuticals segment.

•	Prescription Pharmaceuticals, comprises the legacy U.S. Prescription Pharmaceuticals business.

•	Specialty Sciences, will continue to comprise royalties from Tysabri®.

•	Other, will continue to comprise the legacy Active Pharmaceutical Ingredients (API) business.

In addition, as disclosed on the Form 8-K dated December 18, 2014, the Company changed its fiscal year-end to begin on January 1 and end on December 31 of each year, starting on January 1, 2016.

The changes to the reporting segments, as well as our prior change in fiscal year end, have no impact on the Company’s historical consolidated financial position, results of operations, or cash flows. In order to aid in comparability to historical financial data, the Company has recast selected financial statements and metrics utilizing the new reporting segments, on the basis of a December 31 fiscal year end.

Exhibit 99.1 contains select segment financial metrics for the three months ended April 2, 2016, July 2, 2016, October 1, 2016, March 28, 2015, June 27, 2015, September 26, 2015, December 31, 2015, March 29, 2014, June 28, 2014, September 27, 2014, December 27, 2014, March 30, 2013, June 29, 2013, September 28, 2013, and December 28, 2013; and the nine months ended October 1, 2016; and the twelve months ended December 31, 2016, December 31, 2015, December 27, 2014, and December 28, 2013.

The recast financial information contained in Exhibit 99.1 does not represent a restatement of previously issued financial statements. The information in this Item 2.02, including Exhibit 99.1, should be read in conjunction with the Company’s Transition Report on Form 10-KT for the six months ended December 31, 2015 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended April 2, 2016, July 2, 2016 and October 1, 2016.

The information furnished pursuant to this Item 2.02, including Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The recast financial statements contain certain non-GAAP measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts different than the most directly comparable measure calculated and presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP) in the statements of operation, balance sheets or statements of cash flows of the company. Pursuant to the requirements the U.S. Securities and Exchange Commission, the Company has provided reconciliations for net sales on a constant currency basis, net sales excluding sales attributable to held-for-sale businesses, adjusted gross profit, adjusted operating income, adjusted net income, adjusted diluted earnings per share, adjusted gross margin, and adjusted operating margin within this report to the most directly comparable U.S. GAAP measures for these non-GAAP measures. These non-GAAP financial measures should be considered as supplements to the GAAP reported measures, should not be considered replacements for, or superior to the GAAP measures and may not be comparable to similarly named measures used by other companies.
The Company provides non-GAAP financial measures as additional information that it believes is useful to investors and analysts in evaluating the performance of the Company's ongoing operating trends, facilitating comparability between periods and companies in similar industries and assessing the Company's prospects for future performance. These non-GAAP financial measures exclude items, such as impairment charges, restructuring charges, and acquisition and integration-related charges, that by their nature affect comparability of operational performance or obscure underlying business operational trends. The non-GAAP measures the Company provides are consistent with how management analyzes and assesses the operating performance of the Company, and disclosing them provides investor insight into management’s view of the business. Management uses these adjusted financial measures for planning and forecasting in future periods, and evaluating segment and overall operating performance. In addition, management uses certain of the profit measures as factors in determining compensation.

Non-GAAP measures related to profit measurements, which include adjusted gross profit, adjusted operating income, adjusted net income, and adjusted diluted earnings per share are useful to investors as they provide them with supplemental information to enhance their understanding of the Company’s underlying business performance and trends, and enhance the ability of investors and analysts to compare the Company’s period-to-period financial results. Management believes that adjusted gross margin and adjusted operating margin are useful to investors, in addition to the reasons discussed above, by allowing them to more easily compare and analyze trends in the Company’s peer business group and assisting them in comparing the Company’s overall performance to that of its competitors. The Company discloses adjusted net sales, which excludes operating results attributable to held-for-sale businesses, in order to provide information about sales of the Company’s continuing business. In addition, the Company discloses net sales growth and adjusted net sales growth on a constant currency basis to provide information about sales of the Company’s continuing business excluding the exogenous impact of foreign exchange. The Company believes these supplemental financial measures provide investors with consistency in financial reporting, enabling meaningful comparisons of past, present and future underlying operating results, and also facilitate comparison of the Company’s operating performance to the operating performance of its competitors.

Reported results were adjusted for the following items:

•	Amortization of acquired assets related to business combinations and asset acquisitions

•	Operating results attributable to held-for-sale business

•	Acquisition and integration-related charges

•	Goodwill, intangible assets, investments, and assets held for sale impairment charges

•	Contingent consideration fair value adjustments

•	Restructuring charges

•	Unusual litigation

•	R&D payment made in connection with a collaborative agreement

Item 8.01.    Other Events.

On August 2, 2016, the Company's Board of Directors amended the Company’s insider trading policy. As amended, the policy, which already prohibited executive officers and directors of the Company from trading in options, warrants, puts and calls or similar instruments on Company securities and holding Company securities in margin accounts, also prohibits executive officers and directors from pledging Company securities as collateral for a loan. In addition, the amended policy prohibits Company directors and all employees, including executive officers, from selling Company securities “short,” engaging in “short sales against the box,” and entering into hedging or monetization transactions or similar arrangements with respect to Company securities.

The Company’s Board of Directors believes that the amendments to the policy will further enhance the Company’s corporate governance structure and more closely align the interests of the Company’s officers and directors to those of the shareholders.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Recast historical financial information for calendar years 2013 - 2016, furnished solely pursuant to Item 2.02 hereof.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Judy L. Brown
Dated:	January 10, 2017		Judy L. Brown
Executive Vice President, Business Operations and Chief Financial Officer
(Principal Accounting and Financial Officer)

Exhibit Index

99.1	Recast historical financial information for calendar years 2013 - 2016, furnished solely pursuant to Item 2.02 hereof.